Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Cash and cash equivalents
21 Cash and cash equivalents

	2021	2020	2019

Cash at bank and in hand	3,638	4,907	4,619

Short-term deposits	1,576	2,214	2,518

Money market investments	1,675	1,247	5,116

Short-term collateral	-	4	11

At December 31	6,889	8,372	12,263

Cash collateral received related to securities lending, repurchase agreements and margins on derivatives transactions	5,776	9,208	7,166

Income from security lending programs	3	9	6

Weighted effective interest rate on short-term deposits	(0.72%)	(0.64%)	(0.38%)

Average maturity days on short-term deposits	16	10	19
The carrying amounts disclosed reasonably approximate the fair values as at the year-end.
For cash collateral received related to securities lending, repurchase agreements and margins on derivatives transactions, a corresponding liability to repay the cash is recognized in other liabilities (refer to note 41 Other liabilities). Also, refer to note 46 Transfer of financial assets for details on collateral received and paid. Investment of cash collateral received is restricted through limitations on credit worthiness, duration, approved investment categories and borrower limits. Short-term collateral relates to cash collateral received included in cash and cash equivalents and the remainder is included in other asset classes as that collateral is typically reinvested. Aegon earns a share of the spread between the collateral earnings and the rebate paid to the borrower of the securities which is reflected in Income from securities lending programs.
Cash and cash equivalents include cash and demand balances held at the Dutch Central Bank. The Dutch Central Bank requires Aegon Bank N.V. to place 1% of their deposits with agreed maturity or the savings accounts (without restrictions to withdraw their money) in an account with the Dutch Central Bank. This deposit is renewed every 42-49 days, based on an updated valuation of total assets. The interest paid on this minimum reserve deposit is equal to the ECB deposit facility rate amounting to -50bp. The year-end minimum required balance on deposit by the Dutch Central Bank was EUR 74 million (2020: EUR 84 million, 2019: EUR 79 million). These deposits are therefore not freely available.

Summary cash flow statement	2021	2020	2019

Net cash flows from operating activities	(1,796)	(2,854)	7,302

Net cash flows from investing activities	(54)	(139)	(86)

Net cash flows from financing activities	300	(778)	(3,730)

Net increase / decrease in cash and cash equivalents	(1,550)	(3,770)	3,486

Net cash and cash equivalents are impacted by:

Positive (negative) effects of changes in exchange rates	67	(121)	33

Analysis of cash flows
2021 compared to 2020
Net cash flows from operating activities
Total net cash flow from operating activities increased by EUR 1,058 million to a EUR 1,796 million outflow (2020: EUR 2,854 million outflow). The main movements are the decreased cash outflows regarding purchase of investments and the increased cash inflows from disposal of investments (refer to note 22 Investment), partially offset by outflow from insurance and investment liabilities (refer to note 34 Insurance contracts) and by the increased outflow from results from financial transactions (refer to note 10 Results from financial transactions).
Net cash flows from investing activities
Net cash flows from investing activities increased by EUR 85 million to a EUR 54 million outflow (2020: EUR 139 million outflow). The main movements are the decreased cash outflows regarding acquisition/capital contribution joint ventures and associates, partially offset by decreased inflow from disposal joint ventures and associates (refer to note 48 Business combinations and note 49 Group companies.
Net cash flows from financing activities
Net cash flow from financing activities increased by EUR 1,078 million to a EUR 300 million inflow (2020: EUR 778 million outflow). The increase is a result of lower repayments of borrowings and higher proceeds (refer to note 37 Borrowings), partially offset by higher purchases of treasury shares (refer to the table below and note 31 Other equity instruments).
2020 compared to 2019
Net cash flows from operating activities
Total net cash flow from operating activities decreased by EUR 10,156 million to a EUR 2,854 million outflow (2019: EUR 7,302 million inflow). The main movements are the cash inflows regarding insurance and investment liabilities general account and for account of policyholders (refer to note 34 Insurance contracts and note 35 Investment contracts), cash inflows from disposal of investments (other than money market investments, refer to note 22 Investments), partially offset by outflow from results from financial transactions (refer to note 10 Results from financial transactions).
Net cash flows from investing activities
Net cash flows from investing activities decreased by EUR 53 million to a EUR 139 million outflow (2019: EUR 86 million outflow). The total consideration paid for acquisitions/capital contributions in joint ventures and associates, was EUR 305 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 154 million. The outflow in 2020 is mainly driven by the expansion of the joint venture arrangement with Banco Santander in Spain, offset by the sale of its 50% stake in the variable annuity joint ventures in Japan (refer to note 48 Companies and businesses acquired and divested).
Net cash flows from financing activities
Net cash flow from financing activities increased by EUR 2,952 million to a EUR 778 million outflow (2019: EUR 3,730 million outflow). The increase is a result of lower repayments of borrowings and other equity instruments redeemed (refer to note 31 Other equity instruments) offset by lower proceeds (refer to the table below and note 37 Borrowings).

Reconciliation of liabilities arising from financing activities
The table below shows the reconciliation between the net cash flows from financing activities and the liabilities as included in the consolidated statement of financial position.

	Cash flows					Non-cash changes

Reconciliation of debt from financing activities	At January 1, 2021	Addition	Repay- ment	Realized gains / losses in income statement	Movements related to fair value hedges	Amorti- zation	Transfer to/from other headings	Other	Net exchange difference	At December 31, 2021

Subordinated borrowings	2,085	-	-	-	-	3	-	-	105	2,194

Trust pass-through securities	126	-	-	-	(9)	-	-	-	9	126

Borrowings	8,524	3,914	(3,000)	-	(1)	1	-	-	222	9,661

Assets held to hedge Trust pass-through securities	12	-	-	(9)	-	-	-	-	1	3

Assets held to hedge Borrowings	62	-	(61)	(1)	-	-	-	-	-	-

	Cash flows					Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2020	Addition	Repay- ment	Realized gains / losses in income statement	Movements related to fair value hedges	Amorti- zation	Transfer to/from other headings	Other	Net exchange difference	At December 31, 2020

Subordinated borrowings	2,207	-	-	-	-	3	-	-	(125)	2,085

Trust pass-through securities	136	-	-	-	2	-	-	-	(11)	126

Borrowings	9,307	3,444	(3,985)	(16)	1	1	-	-	(228)	8,524

Assets held to hedge Trust pass-through securities	11	-	-	2	-	-	-	-	(1)	12

Assets held to hedge Borrowings	-	63	-	(1)	-	-	-	-	-	62